SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

             OCTOBER 21, 2003                            0-22511
   (Date of earliest event reported)            (Commission file number)


                             RF MICRO DEVICES, INC.
             (Exact name of registrant as specified in its charter)

          NORTH CAROLINA                               56-1733461
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                               7628 THORNDIKE ROAD
                      GREENSBORO, NORTH CAROLINA 27409-9421
                    (Address of principal executive offices)
                                   (Zip code)


                                 (336) 664-1233
                         (Registrant's telephone number,
                              including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

                  EXHIBIT NO.              DESCRIPTION OF EXHIBIT

                        99.1               Press Release dated October 21, 2003

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 21, 2003, RF Micro Devices, Inc. issued a press release announcing fiscal 2004 second quarter results, ended September 30, 2003. A copy of this press release is attached as Exhibit 99.1.




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    RF Micro Devices, Inc.

                                    By: /S/ WILLIAM A. PRIDDY, JR.
                                        --------------------------
                                          William A. Priddy, Jr.
                                          Vice President, Finance and
                                          Administration and
                                          Chief Financial Officer

Date:    October 21, 2003


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